EXECUTION VERSION

FIFTH AMENDMENT TO
RECEIVABLES FINANCING AGREEMENT

FIFTH AMENDMENT, dated as of November 12, 2021 (this “Amendment”), to the RECEIVABLES FINANCING AGREEMENT, dated as of May 10, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “U.S. Borrower”) and CINCINNATI BELL FUNDING CANADA LTD., an Ontario corporation (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), CINCINNATI BELL INC., an Ohio corporation (“CB”, the “U.S. Servicer” and the “Performance Guarantor”) and ONX ENTERPRISE SOLUTIONS LTD., an Ontario corporation (the “Canadian Servicer” and, together with the U.S. Servicer, the “Servicers”), as Servicers, THE VARIOUS LENDERS, LC PARTICIPANTS AND GROUP AGENTS FROM TIME TO TIME PARTY THERETO, PNC BANK CANADA BRANCH, as issuer of Letters of Credit and Lender, PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as issuer of Letters of Credit, and PNC CAPITAL MARKETS (the “Structuring Agent”), a Pennsylvania limited liability company, as Structuring Agent.

RECITALS

1.The parties to the Agreement desire to amend the Agreement as hereinafter set forth.

2.Concurrently herewith, the U.S. Borrower, as seller, the U.S. Servicer and the Administrator, as buyer, are entering into that certain Fourth Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”).

NOW THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a)The following new defined terms are added to Exhibit I of the Agreement in appropriate alphabetical order:

“Assigned Long-Term Receivable” means a Receivable  originated under a long-term agreement in which the periodic payment streams to which the applicable Originator is entitled are aggregated on a one-time basis at the commencement of the agreement, and assigned to Macquarie Group Limited or an Affiliate thereof (or some other third-party financier approved in

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writing by the Administrator) in exchange for a one-time payment to Originator.

“Threshold Amount” has the meaning set forth in the New Credit Agreement as in effect on November 12, 2021, without giving effect to any other subsequent amendments, restatements, supplementations, or modifications.

(b)The definition of “New Credit Agreement” set forth in Exhibit I of the Agreement is amended and restated to read in its entirety as follows:

“New Credit Agreement” means the Credit Agreement dated as of September 7, 2021, by and among Red Fiber Parent LLC, as holdings, CB, as borrower, various subsidiaries of CB, the various lenders from time to time party thereto, and Goldman Sachs Bank USA, as administrative agent.

(c)The definition of “Excluded Receivable” set forth in Exhibit I of the Agreement is amended and restated to read in its entirety as follows:

“Excluded Receivable” means any Receivable (as defined without giving effect to the proviso to the definition thereof): (i) which is an Assigned Long-Term Receivable; or (ii) is originated by (a) CBTS and billed on the SunTel Q360 billing platform acquired by CBTS through the merger of SunTel Services LLC with and into CBTS on December 31, 2017 or (b) any Originator and billed on a billing system or ledger identified by the Servicers in writing to the Administrator (any such identified billing system or ledger, a “Subject Ledger”); provided that CB will (x) provide 30 days’ prior written notice to the Administrator that notifies the Administrator that any billing system or ledger will be designated as a Subject Ledger and (y) from time to time, upon the reasonable request of the Administrator, provide the Administrator with a then current list of Excluded Receivables; provided, however, that the Excluded Receivables relating to Subject Ledgers shall not, at any one time, have an aggregate fair market value in excess of $25,000,000; provided further, that in the event CB determines that any or all Excluded Receivables identified on a Subject Ledger no longer need to be excluded from the sale to the Company, CB will provide written notice to the Administrator identifying such Excluded Receivables and stating that such Excluded Receivables shall no longer be classified as Excluded Receivables, in which case, upon the Administrator’s and each Group Agent’s written consent, any such Receivables shall then be sold on a date to be mutually agreed upon following the delivery of such notice.

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(d)Clause (a)(i) of Section 2 of Exhibit IV of the Agreement is amended and restated to read in its entirety as follows:

(i)Annual Reporting. Within one hundred twenty (120) days (or, with respect to fiscal year ended December 31, 2021 (and if agreed by the Administrator in its reasonable discretion, fiscal years ended thereafter), one hundred fifty (150) days) after the end of each fiscal year of CB, a consolidated balance sheet of CB and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year together with related notes thereto and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by an opinion of a registered public accounting firm of nationally recognized standing or, if reasonably acceptable to the Administrator, another accounting firm, which opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than (i) as may be required as a result of (x) any impending maturity of any Debt or (y) a prospective default or potential event of default with respect to any financial covenant or (ii) to the extent permitted under the New Credit Agreement with respect to Subsidiaries designated as “Unrestricted Subsidiaries” thereunder.

(e)Clause (j) of Exhibit V of the Agreement is amended by deleting “$35,000,000” where it appears therein and substituting “the Threshold Amount” therefor.

SECTION 3.Representations and Warranties.  Each of the Borrower, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Secured Party as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Agreement are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, after giving effect to this Amendment, are within its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, after giving effect to this Amendment, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

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(c)No Default. After giving effect to this Amendment, no Event of Default, Unmatured Event of Default or Servicer Default exists or shall exist.

SECTION 4.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.Effectiveness.  This Amendment shall become effective as of the date hereof, upon the Administrator’s receipt of:

(a)duly executed counterparts of this Amendment from each of the parties hereto and

(b)duly executed counterparts of the RPA Amendment.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 7.Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8.Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CINCINNATI BELL FUNDING LLC,
as U.S. Borrower

By:
Name: Joshua T.  Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

CINCINNATI BELL INC., as U.S. Servicer and as Performance Guarantor

By:
Name: Joshua T.  Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

744521933 06117932	S-1	Signature Page to Fifth Amendment to RFA (Cincinnati Bell)

CINCINNATI BELL FUNDING CANADA LTD., as Canadian Borrower

By:
Name: Joshua T. Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

OnX Enterprise Solutions Ltd., as Canadian Servicer

By:
Name: Joshua T. Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

744521933 06117932	S-2	Signature Page to Fifth Amendment to RFA (Cincinnati Bell)

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Lender and Group Agent for the PNC Group

By:
Name:
Title:

PNC BANK CANADA BRANCH, as a Lender and LC Bank

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and LC Bank

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:
Name:
Title:

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By:
Name:
Title:

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REGIONS BANK,
as a Group Agent, as an LC Participant, as a Related Committed Lender

By:
Name:
Title:

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